UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
August 15, 2022
Date of Report (date of earliest event reported)
XPEL, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-38858	20-1117381
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3251 I-35	78219
San Antonio	Texas
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (210) 678-3700
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XPEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On August 15, 2022, Ryan L. Pape, Chairman of the Board, President and Chief Executive Officer of XPEL, Inc. (the “Company”), adopted a Rule 10b5-1 trading plan (the “Plan”) with a broker to sell up to 25,000 shares of common stock of the Company. Mr. Pape has entered into the Plan as part of his personal long-term investment strategy for asset diversification and liquidity.

Pursuant to Mr. Pape’s Plan, the brokerage firm may sell up to 8,000 shares plus unsold shares remaining from prior selling periods during each of 22 selling periods beginning on September 19, 2022 and ending on February 23, 2023 not to exceed 25,000 shares in the aggregate. Any unsold shares that remain at the end of a selling period will be carried over to the next trading date and when the limit price is met but only until February 23, 2023 at which time the Plan will terminate. Mr. Pape will have no control over the timing of his stock sales under the Plan, and all transactions under the Plan will be reported by Mr. Pape through individual Form 4 and Form 144 filings with the Securities and Exchange Commission.

The Plan is intended to comply with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and the Company’s insider trading policy. Rule 10b5-1 allows corporate insiders to establish prearranged written stock trading plans.

A Rule 10b5-1 plan must be entered into in good faith at a time when the insider is not aware of material, non-public information. Subsequent receipt by the insider of material, non-public information will not prevent prearranged transactions under Rule 10b5-1 from being executed. Using a Rule 10b5-1 Plan, individuals can prudently and gradually diversify their investment portfolios over an extended period of time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XPEL, Inc.

Dated: August 17, 2022	By: /s/ Barry R. Wood
Barry R. Wood
Senior Vice President and Chief Financial Officer